Liberty Newport International
               Equity Fund

  Supplement to March 1, 2001 Prospectus
 and Statement of Additional Information
(Replacing Supplement dated June 15, 2001)


The Fund is closed to purchases by wire transfers and wire orders (shares purchased through a financial advisor), except that 401(k) plans may make investments by wire transfers. New accounts may be opened by check and additional investments to existing accounts may be made by check, electronic funds transfer or exchanges.

Effective August 15, 2001, the Fund will be closed to purchases by telephone exchanges and exchanges through a financial advisor.




782-36/883G-0701             July 27, 2001